Exhibit 99.1

Tapestry Pharmaceuticals, Inc. Needham & Company, LLC Biotechnology and Medical Technology Conference June 13, 2007

Forward Looking Statements This presentation contains forward-looking statements. These statements relate to future events or to our future financial performance and involve known and unknown risks, uncertainties and other factors which may cause our actual results, performances or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Each of these statements is based only on current information, estimates and expectations that are inherently subject to change and involve a number of risks and uncertainties. Forward-looking statements include, but are not limited to, statements about our product development efforts, in particular with respect to the clinical trial results and regulatory approval of TPI 287; the initiation, completion or success of preclinical studies and clinical trials; clinical trial initiation and completion dates, anticipated regulatory filing dates and regulatory approval for our product candidates; completion of our proposed public financing; our intentions to expand our capabilities and hire additional employees; anticipated operating losses, future revenues, research and development expenses, and the need for additional financing; our use of proceeds from this offering; and our financial performance. Any statement in this presentation that is not a statement of historical fact should be considered a forward-looking statement. In some cases, you can identify forward-looking statements by terms such as “project,” “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “potential” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. We discuss many of these risks in the registration statement that we have on file with the Securities and Exchange Commission. The forward-looking statements contained herein are made as of the date hereof, and we undertake no obligation to update or revise them.

TPI 287: Proprietary Next Generation Taxane

More lipophilic than other taxanes A component of the molecule is designed to be hydrophilic How Is TPI 287 Different than other Taxanes? O H O O O H A c O O B z H O A c P h O O O H N H P h O P A C L I T A X E L O H O O O H H O O B z H O A c P h O O O H N H O O D O C E T A X E L O O O H A c O O B z H O A c O O O H N H O O T P I 2 8 7 O

TPI 287: Significantly Differentiated from Currently Marketed Taxanes TPI 287 has demonstrated the potential for: Differentially higher activity than taxanes in resistant tumors (mdr1) Both innately resistant tumors and those which develop resistance Oral activity and bioavailability Enables flexibility of dosing and scheduling for optimal combination therapy with other anti-cancer drugs Crossing the blood-brain barrier CNS tumors (primary or metastatic) Activity in tumors not currently approved for treatment by taxanes

TPI 287 Pre-clinical Biology Studies

TPI 287 is More Active than Comparator Agents in Resistant Cell Lines 55 5.5 Oxaliplatin 0.1000 Liver (resistant) 1.6 0.0072 Docetaxel 0.0046 Lung 80 38 0.8 0.2 Doxorubicin Doxorubicin 0.0100 0.0053 Uterine (resistant) Uterine 1.4 0.124 13.4 17.7 0.05 2.0 0.0003 Comparator IC50* 280 1.6 3900 3600 5.3 200 0.5 Cytotoxicity Index Cisplatin 0.0050 Prostate (resistant) Gemcitabine 0.0763 Pancreas Vincristine Vincristine 0.0034 0.0049 Neuroblastoma (resistant) Neuroblastoma Irinotecan 0.0095 Colon (resistant) Paclitaxel Paclitaxel 0.0100 0.0006 Breast (resistant) Breast Comparator^ TPI 287 IC50* Tumor Cell Line *µM concentrations ^Most effective drug used as comparator for in vitro cytotoxicity studies

Unlike other Taxanes, TPI 287 is not Actively Pumped Out of Cells by mdr1 Efflux Pump 17.40 9.31 paclitaxel 6.17 TPI 287 B->A A->B Compound 27.9 paclitaxel 15.1 22.8 TPI 287 B->A A->B Compound MDCKII-mdr1 permeability rate Caco-2 permeability rate Conclusions: TPI 287 is not a P-gp (mdr1) substrate TPI 287 may be orally bioavailable 4.9 8.39

 Multidrug Resistant Xenografts 0.0 200.0 400.0 600.0 800.0 1000.0 1200.0 1400.0 1600.0 1 11 21 31 41 Day % Tumor Volume TGI = Tumor Growth Inhibition, calculated at day indicated TGI on Day 13 0% 26% 20% 30% 60% Control Paclitaxel Docetaxel Abraxane TPI 287 0.0 200.0 400.0 600.0 800.0 1000.0 1200.0 1400.0 1 11 21 31 Day % Tumor Volume TGI on Day 16 0% 13% 24% 38% 89% Neuroblastoma Colon Cancer

Oral and IV Efficacy of TPI 287 in Glioblastoma Xenograft Model TPI 287 IV Dosing 0 200 400 600 800 1000 1200 1400 1600 1800 2000 1 21 41 61 81 Day % Tumor Volume TPI 287 Oral Dosing 0 100 200 300 400 500 600 700 800 900 1 11 21 31 41 Day % Tumor Volume Control TPI 287

Intracranial Mouse GBM Xenograft Study ILS = Increased Life Span; measured at the median survival time (50% of mice alive) ILS 0% 45% 380% 650% Intracranial Mouse GBM Xenograft Study 0 10 20 30 40 50 60 70 80 90 100 0 20 40 60 80 100 Days % Survival Control TPI 287 Temozolamide Temozolamide + TPI 287

TPI 287: Pre-clinical Summary In vitro cell lines: Extremely potent activity in multiple cell lines, including tumors of the breast, colon, lung, pancreas, & prostate Greater activity (up to 3000-fold) compared to standard agents in resistant (mdr1 gene expressing) cell lines Tumor Xenograft Studies Greater activity than other taxanes in breast, colon, lung, and prostate tumors models that express mdr1 (resistant) Tumor Orthotopic Xenograft Studies Shows significant antitumor and survival benefit in human glioblastoma intracranially Combination with temozolamide (approved for human therapy of glioblastoma) shows significant additivity Oral bioavailability and efficacy demonstrated Potential for novel scheduling, combinations and strategies

TPI 287: Phase 1 Clinical Trials

Phase 1 Clinical Trials TPI 287-01 Weekly x 3 with one week rest (28 day cycle) Assessment of safety and efficacy after 30 patients enrolled (29 evaluable) Median age 60.5 years (24 – 86) 17 males/13 females TPI 287-02 Once every 3 weeks (21 day cycle) Assessment of safety and efficacy after 21 patients Median age 58 years (35 – 78) 7 males/14 females

Summary of Safety – Weekly Dosing (Based on June, 2007 ASCO presentation) Treatment with 150 mg/m2 well tolerated (Phase 2 recommended dose) with DLTs at 185 mg/m2 (neuropathy) Most patients experience Grades 1 or 2 severity adverse events (more at higher doses) fatigue (52% of patients) constipation (34% of patients) dyspnea (31% of patients) nausea (31% of patients) Severe (Grade 3) adverse events in 17 patients (57%) and Grade 4 in 3 patients (10%) Three patients had Grade 3 neuropathy which proved to be dose-limiting (2 had baseline neuropathy) There were no Grade 3 or 4 myelosuppressive events

Summary of Safety – 21-Day Dosing The MTD of TPI 287 at 160 mg/m2 is the recommended Phase 2 dose with DLTs at 185 mg/m2 (neuropathy and neutropenia) All patients experienced at least one adverse event, most frequently: Anemia (43% of patients) Neuropathy (43% of patients) Diarrhea, nausea, and vomiting (33% of patients) Grade 3 adverse events in 13 patients (62%) and Grade 4 adverse events in 7 patients (33%) Four patients had Grade 3 neuropathy (one had neuropathy at baseline) Three patients had neutropenia (one Grade 3 and two Grade 4) One patient had Grade 3 anemia

TPI 287: Summary of Efficacy Confirmed Partial Response in Pancreatic Cancer -> 11+ cycles in 21-day dosing schedule (51% decrease by RECIST)

TPI 287: Summary of Efficacy Response in Non-Small Cell Lung Cancer -> 57% decrease by RECIST over two cycles administered weekly

TPI 287: Summary of Efficacy Stable Disease Breast cancer Therapy over 4 previous months with progressive disease Stable disease over 7 cycles (21-day dosing) Pancreatic cancer Over 3 cycles in weekly dosing regimen 15% decrease by RECIST

TPI 287: Interesting Activity and Profile Data from Phase 1 Clinical Trials Presented at ASCO 2007 Two Phase 1 Clinical Trials Completed Weekly (3 out of 4 weeks) and once every 3 weeks Well tolerated in heavily pretreated patient population Achieved dose recommended for Phase 2 Side Effect profile Few serious myelosuppressive events Dose limiting toxicity neuropathy, usually exacerbation of prior neuropathy Efficacy Four patients showed clinical benefit Tumors that had been exposed to taxanes (lung, breast) Tumors that are not generally sensitive to taxanes (pancreatic)

TPI 287: Phase 2 Clinical Trial Designs

Hormone Refractory Prostate Cancer 80 Patients resistant to taxane therapy Stratify 40 Patients 40 Patients Innate Resistance < 3 months on taxanes Developed Resistance 3 months on taxane (Up to 10 cycles) Open-label, multi-center trial Dosing regimen: Q21 days, with potential for dose modification Go/No Go based on first 22 patients per strata TRIAL DESCRIPTION PRIMARY ENDPOINT / OBJECTIVE SECONDARY ENDPOINT Reduction in the level of the patients' prostate-specific antigen (PSA) or The "Response Evaluation Criteria in Solid Tumors" in patients with measurable disease, or Reduction in pain and/or analgesic use Patient's time to progression Currently ongoing Study to be completed in 1H 2008 TIMING

Glioblastoma Multiforme / Primary CNS Tumors Open-label, multi-center trial Up to 50 patients Patients with GBM that has recurred or progressed following prior radiation and temozolomide therapy Dosing regimen: Q7 days x 3 Q28 days Go/No Go based on 6 month PFS Six-month progression free survival (PFS) Evaluate any response to treatment including adverse events Initiate in the summer of 2007 Open-label, multi-center dose escalation trial Up to 60 patients Patients whose condition has recurred or progressed following prior temozolamide therapy Determine MTD of the combination of TPI 287 and temozolomide Response to treatment Pharmacokinetics of both TPI 287 and temozolomide Initiate in 2H 2007 PHASE II TRIAL: AS SINGLE AGENT IN GBM PHASE Ib/II TRIAL: IN COMBINATION WITH TEMOZOLAMIDE FOR 1o CNS TUMORS TRIAL DESCRIPTION PRIMARY ENDPOINT / OBJECTIVE SECONDARY ENDPOINT TIMING

Pancreatic Cancer 200 Patients after failure of gemcitabine therapy Randomize 100 Patients 100 Patients TPI 287 Fluoropyrimidine therapy (5-FU, Capecitabine) Randomized, multi-center trial Dosing regimen for TPI 287: Q7 days x 3 Q28 days, with potential for dose modification Evaluate subpopulations based on prognostic scores (e.g. tumor size, grade, CA 19-9 at baseline) TRIAL DESCRIPTION PRIMARY ENDPOINT / OBJECTIVE SECONDARY ENDPOINT Overall survival Evaluate progression-free survival, response, adverse events to treatment Initiate in 2H 2007 TIMING

TPI 287 Clinical Development Plan Development Stage Dosage Form Indication Pre - Clinical Phase I Phase II Phase III Next Milestone / Timing Hormone Refractory Prostate Cancer Complet e Ph ase II 1H 20 0 8 Glioblastoma Multiforme Initiate Ph ase II Summer 2 007 Primary CNS tumors ( Combination with temozolamide) Initiate Phase Ib 2H 2007 Pancreatic Cancer Initiate Ph ase II Summer 2 007 IV Exploratory Phase II (Multiple Tumor Types) Start dates : 2 H2007 – 1H 2008 Multiple Cancers Initiate P h ase lb/II PK study Summe r 2007 Oral Combination Trial (Tumor type TBD) Initiate Phase Ib/ II 2H 2007

Market and Corporate Overviews

Overview of WW Branded Taxane Market Source: Public Company Filings (a) Compound Annual Growth Rate (CAGR) for Abraxane covers 2005-2006 (Revenue in millions) (a) Opportunity for TPI 287 to grow the taxane market Taxanes are not currently used in several areas: Brain tumors Resistant tumors Oral dosage forms Combination therapy with other anti-cancer therapy with hematological toxicity 2000 - 2006 CAGR 4.6% 30.8% 21.4% (15.6%) $1,561 $1,112 $857 $934 $991 $747 $563 $686 $898 $1,188 $1,538 $1,784 $2,000 $2,198 $134 $175 $2,247 $2,936 $2,881 $2,775 $2,473 $2,046 $2,010 0 1,000 2,000 $3,000 2000 2001 2002 2003 2004 2005 2006 Taxol Taxotere Abraxane

Operating and Balance Sheet Data as of March 28, 2007 (in thousands, unaudited) Operating expenses (First Quarter 2007) Research and development $2,893 General and administrative 1,776 Operating loss 4,669 Other income (263) Net loss* $4,406 Cash, cash equivalents, short-term investments $18,198 Total assets $20,757 Long term debt, net $84 Total stockholders’ equity $18,338 Total shares outstanding 16,374 Outstanding options and warrants 19,507 * Includes non-cash equity compensation expense of $829K

Leonard Shaykin Chairman and CEO Donald Picker, Ph.D. President – Genta (Genasense®), Johnson Matthey (Carboplatin, Satraplatin and Picoplatin), GSK Sandra Silberman, M.D., Ph.D. CMO – Eisai (Halichondrin), Novartis (GleevecTM), Pfizer (TarcevaTM) Gordon Link CFO – Synergen, Deloitte & Touche Martin Batt COO – Grisanti, Galef & Goldress James McChesney, Ph.D. CSO – Natural Products Chemistry - Director of Research Institute of Pharmaceutical Sciences and former Chairman of the Department of Pharmacognosy, University of Mississippi David Emerson, Ph.D. VP of Cancer Biology - OSI, Gilead and GSK Gilles Tapolsky, Ph.D. VP of Product Development - Rhone Poulenc Rorer, Flamel Technologies Management Team

Scientific Advisory Board Paul A. Bunn, Jr., M.D. (Chair) Director of the University of Colorado Cancer Center, past president of American Society of Clinical Oncology (2002-2003), and former chairman of the Oncologic Drugs Advisory Committee (ODAC) for FDA S. Gail Eckhardt, M.D. Professor of Medicine and Director of the Developmental Therapeutics and GI Malignancies Programs at the University of Colorado Health Sciences Center in Denver Eric K. Rowinsky, M.D. CMO, Imclone, Former Director of the Institute for Drug Development, Cancer Therapy and Research Center and Clinical Professor of Medicine at the University of Medicine at the University of Texas Health Science Center at San Antonio Daniel D. Von Hoff, M.D. Professor of Medicine, Pathology, Molecular and Cellular Biology and the Director of the Arizona Health Sciences Center’s Cancer Therapeutics Program Susan Band Horwitz, Ph.D. Distinguished University Professor, Rose C. Falkenstein Professor of Cancer Research, and Co-Chair of the Department of Molecular Pharmacology at the Albert Einstein College of Medicine. Associate Director for Therapeutics at the Albert Einstein Cancer Center Patricia A. Pilia, Ph.D. Co-founder and Former Executive Vice President of Tapestry Pharmaceuticals, Former Assistant Professor of Pathology and Assistant Director of the Immunopathology Diagnostic and Research Laboratories in the Colleges of Medicine, Dental Medicine and Graduate Studies at the Medical University of South Carolina

Leonard P. Shaykin Chairman of the Board, Chief Executive Officer Stephen K. Carter, M.D. Former Senior Vice President, Worldwide Clinical Research and Development, Bristol-Myers Squibb and Deputy Director, Division of Cancer Treatment, National Cancer Institute George M. Gould, Esq. Attorney, Of Counsel, Gibbons, Del Deo, Dolan, Giffinger & Vecchione; formerly Vice President and Chief Patent Counsel of Hoffman-La Roche Arthur Hull Hayes, Jr., M.D. President, MediScience Associates a pharmaceutical consulting company; Former FDA Commissioner The Honorable Richard N. Perle Former U.S. Assistant Secretary of Defense Robert E. Pollack, Ph.D. Professor of Biological Sciences and Director of the Center for the Study of Science and Religion at Columbia University Elliot M. Maza, J.D., C.P.A. President and Chief Financial Officer of Intellect Neurosciences; formerly Partner at Ernst & Young and employed at Goldman Sachs & Co, and J.P. Morgan Securities Board of Directors

Investment Rationale Proprietary next generation taxane Potential for best in class Multiple Phase II programs Experienced oncology drug development team Large commercial opportunity Strong cash position Modest burn rate

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